Rule 497(e)
File Nos. 333-130820 & 811-08183

SCHWAB SELECT ANNUITY®
A flexible premium deferred variable annuity contract

Issued by
Great-West Life & Annuity Insurance Company of New York

Supplement dated April 19, 2016
to the Prospectus dated May 1, 2012

This Supplement amends certain information contained in the Prospectus dated May 1, 2012.

At a Shareholder meeting held on April 15, 2016, Shareholders approved the merger of the Columbia Variable Portfolio Large Cap Growth Fund II (the "Acquired Fund") into the Columbia Variable Portfolio Large Cap Growth Fund (the "Acquiring Fund"), effective on or around April 29, 2016 (the "Merger Date"). The Acquiring Fund seeks long term growth of capital, and is advised by Columbia Management Investment Advisors, LLC.

As a result, effective on or around April 29, 2016, the Acquiring Fund will become available to new investors and new contributions. Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date. Any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund as of the Merger Date.

If you have questions or would like assistance, you may contact an annuity account representative by calling (800) 838-0650, or by writing to the Annuity Service Center at PO Box 173920, Denver, CO 80217-3920. You may also elect a transfer from the Sub-Account for the Acquired Fund to another Sub-Account via the Internet at www.schwab.com. Any transfer from the Sub-Account for the Acquired Fund to another investment option will not incur a transfer charge, and will not count against the annual free transfer limit.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.